Marketable securities	12 Months Ended
Dec. 31, 2020
Marketable Securities [Abstract]
Marketable securities	Marketable securities
We hold investments in certain marketable securities which we account for at fair value through profit and loss. We use quoted market prices to determine the fair value of our marketable securities and categorize them as level 1 on the fair value hierarchy.
The below table shows the carrying value of our investments in marketable securities for periods presented in this report.

(In $ millions)	December 31, 2020	December 31, 2019
Seadrill Partners- Common units	—	2
Archer	8	9
Total marketable securities	8	11
Note that our investments in Seadrill Partners subordinated units, direct interests in subsidiaries of Seadrill Partners and Seadrill Partners member interests and IDRs have been reclassified from Investments in Associated Companies at the year end as a result of a loss of significant influence triggered by Seadrill Partners voluntarily filing for Chapter 11 protection on December 1, 2020. At the time of reclassification the investments were carried at a nil value. Refer to Note 20 - "Investments in associated companies" for further information.
The below table shows the gain and losses recognized through net income for the periods presented in this report.

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Seadrill Partners - Common Units - unrealized loss on marketable securities	(2)	(43)	(45)	(5)
Archer - unrealized (loss)/gain on marketable securities	(1)	(3)	(19)	2
Total unrealized loss on marketable securities	(3)	(46)	(64)	(3)
There was no gain or loss on the Seadrill Partners ownership interests reclassified from Investment in Associated Companies as these investments have a nil fair value.